UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

IHEARTCOMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-09645	74-1787539
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Clear Channel Communications, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 16, 2014, CC Media Holdings, Inc. (“CCMH”), a Delaware corporation and indirect parent of Clear Channel Communications, Inc. (“CCU”), announced a change of its name to “iHeartMedia, Inc.” and changed the names of certain of its affiliates, including CCU, as follows:

Old Name:	New Name:
Clear Channel Capital I, LLC	iHeartMedia Capital I, LLC
Clear Channel Capital II, LLC	iHeartMedia Capital II, LLC
Clear Channel Communications, Inc.	iHeartCommunications, Inc.
Clear Channel Management Services, Inc.	iHeartMedia Management Services, Inc.
Clear Channel Broadcasting, Inc.	iHeartMedia + Entertainment, Inc.
Clear Channel Identity, Inc.	iHM Identity, Inc.
Clear Channel Satellite Services Inc.	iHeartMedia Satellite Services, Inc.

Clear Channel Outdoor Holdings, Inc., an indirect subsidiary of CCMH and CCU, will retain its existing name.

On September 16, 2014, CCMH issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the name change. The information set forth in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued by Clear Channel, dated September 16, 2014 (Incorporated by reference to Exhibit 99.1 to iHeartMedia, Inc.’s Current Report on Form 8-K filed on September 16, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTCOMMUNICATIONS, INC.

Date: September 16, 2014	By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Clear Channel, dated September 16, 2014 (Incorporated by reference to Exhibit 99.1 to iHeartMedia, Inc.’s Current Report on Form 8-K filed on September 16, 2014).